UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

SYROS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37813	45-3772460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive, 4th Floor Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a special meeting of the stockholders of Syros Pharmaceuticals, Inc. (the “Company”) held on September 15, 2022 (the “Special Meeting”), the Company’s stockholders approved the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

The description of the 2022 Plan contained on pages 246 to 257 of the Company’s definitive proxy statement/prospectus included in the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 8, 2022 (the “Proxy Statement/Prospectus”) is incorporated herein by reference. A complete copy of the 2022 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the 2022 Plan in the Proxy Statement/Prospectus and the copy of the 2022 Plan attached hereto do not give effect to the reverse stock split that the Company intends to effect on September 16, 2022, which reverse stock split is described in the joint press release disclosed under Item 8.01 below.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of July 3, 2022 (the “Merger Agreement”), by and among the Company, Tyme Technologies, Inc., a Delaware corporation (“Tyme”) and Tack Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), providing for the merger of Merger Sub with and into Tyme, with Tyme surviving the merger as wholly-owned subsidiary of the Company (the “Merger”). The proposals are described in detail in the Proxy Statement/Prospectus and first mailed to the Company’s stockholders on August 10, 2022. The final voting results regarding each proposal are set forth below. There were 63,005,295 shares of Company common stock outstanding and entitled to vote on the record date for the Special Meeting, and 47,801,851 shares of company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. Approval of the issuance of shares of common stock of the Company (i) to stockholders of Tyme pursuant to the terms of the Merger Agreement and (ii) to certain investors pursuant to the terms of the Securities Purchase Agreement, by and among the Company and the investors party thereto, dated as of July 3, 2022.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Vote
33,005,502	561,413	39,893	14,195,043

Proposal No. 2. Approval of an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 shares to 700,000,000 shares.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Vote
44,838,855	2,712,437	250,559	0

Proposal No. 3. Approval of an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock, by a ratio of not less than 1-for-5 and not more than 1-for-15, and a proportionate reduction in the number of authorized shares of the Company’s common stock, such ratio and implementation and timing of the reverse stock split to be determined in the discretion of the board of directors of the Company.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Vote
45,245,797	2,475,780	80,274	0

Proposal No. 4. To approve, the adoption of the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Vote
22,529,130	10,886,936	190,742	14,195,043

Proposal No. 5. To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2 and 3 or to ensure that any supplement or amendment to the Proxy Statement/Prospectus is timely provided to holders of the Company’s common stock.

This proposal was approved by the requisite vote of the Company’s stockholders, but adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to Proposal Nos. 1, 2 and 3.

Item 8.01.	Other Events.

On September 15, 2022, the Company and Tyme issued a joint press release announcing the results of the voting proposals from the Special Meeting and the results of the voting proposals from Tyme’s special meeting, as well as certain information with respect to the reverse stock split of the Company’s common stock. A copy of the joint press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan

99.2	Press Release issued on September 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning the Company, Tyme, the proposed transaction and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to complete the financing in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of the Company and Tyme to consummate the transaction; risks related to the Company’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to the Company’s and Tyme’s ability to correctly estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the ability of the Company or Tyme to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Proxy Statement/Prospectus and in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. The Company can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: September 15, 2022	By:	/s/ Nancy Simonian
Nancy Simonian, M.D. President & Chief Executive Officer